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                             SECOND AMENDMENT TO
                        RECEIVABLES PURCHASE AGREEMENT
                        ------------------------------

    This Second Amendment to Receivables Purchase Agreement, dated as of June 1, 1999 (this "Amendment"), is among D&K RECEIVABLES CORPORATION, a
                    ---------
Delaware corporation ("Seller"), D&K HEALTHCARE RESOURCES, INC., a Delaware
                       ------
corporation ("Parent"), BLUE KEEL FUNDING, LLC, a Delaware limited liability
              ------
company ("Purchaser"), and FLEET NATIONAL BANK,  a national banking
          ---------
association, as administrator for Purchaser (in such capacity, the "Administrator").
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                                  BACKGROUND
                                  ----------

    1. Seller, Parent, Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of August 7, 1998, as amended by the First Amendment to Receivables Purchase Agreement, dated as of December 17, 1998 (the "Receivables Purchase Agreement").
                        ------------------------------

    2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1.  Definitions.  Capitalized terms used in this Amendment and
                -----------
not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

    SECTION 2.  Consent to Acquisition and Pledge.  The Purchaser and the
                ---------------------------------
Administrator hereby consent to the (i) acquisition by Parent of all of the outstanding capital stock of Jewett Drug Co., a South Dakota corporation ("Jewett"), (ii) addition of Jewett as an Originator pursuant to the Purchase
  ------
Agreement and (iii) pledge by Parent in favor of Fleet Capital Corporation of all of the capital stock owned by Parent in Seller and of the Non-Negotiable Promissory Note dated August 7, 1998 issued by Seller to Parent.

    SECTION 3.  Financial Covenant.  Section 7.01(k) of the Receivables
                ------------------   ---------------
Purchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

    "(k) Financial Covenant.  Parent will maintain at all times during the
         ------------------
    period specified below a Capital Base in an amount not less than the amount shown below for the period corresponding thereto (excluding any purchases by Parent of its own stock made between May 20, 1999 and June 1, 2000 pursuant to a consent letter from Fleet Capital Corporation dated May 20, 1999):

             Period                                    Amounts
             -----------------------------------------------------------
             June 1, 1999 through June 29, 2000     $ 3,000,000
             June 30, 2000 through June 29, 2001    $10,000,000
             June 30, 2001 and thereafter           $20,000,000"

    SECTION 4.  Pledge of Stock.  Section 7.03(e) of the Receivables Purchase
                ---------------   ---------------
Agreement is hereby amended by inserting the following phrase at the end of the second sentence thereof:
", other than a Lien in favor of Fleet Capital Corporation pursuant to the Loan Agreement".

    SECTION 5.  Conditions Precedent to Addition of Originator.  The
                ----------------------------------------------
effectiveness of the addition of Jewett as an Originator, and the ability to include Receivables originated by Jewett in the Net Pool Balance, is subject to the delivery to the Administrator of the following documents, each in form and substance satisfactory to the Administrator:

    (i)     a joinder agreement duly executed by Jewett;

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    (ii)    a Certificate of the Secretary of Jewett certifying (a) a copy of the resolutions of its Board of Directors approving the Purchase Agreement and any other documents to be delivered by it in connection therewith and the transactions contemplated thereby; (b) the names and true signatures of the officers authorized on its behalf to sign the joinder agreement and the other documents to be delivered by it in connection therewith (on which certificate the Administrator and Purchaser may conclusively rely until such time as the Administrator shall receive from Jewett a revised certificate meeting the requirements of this subsection (b)); (c) a copy of its bylaws; and (d) all documents evidencing other necessary corporate action and government approvals, if any, with respect to the documents to be delivered by Jewett in connection herewith;

    (iii) the certificate of incorporation or articles of incorporation, as applicable, of Jewett duly certified by the Secretary of State of South Dakota;

    (iv) acknowledgment copies of proper financing statements (Form UCC-1) naming Jewett as the debtor and seller of Receivables, Seller as the secured party and purchaser and Administrator, for the benefit of Purchaser, as the assignee;

    (v) a search report listing all effective financing statements that name Jewett as debtor, and tax and judgement lien search reports with respect to Jewett, showing no evidence of such liens filed against Jewett;

    (vi) a favorable opinion of Armstrong, Teasdale, Schlafly & Davis, in substantially the form attached hereto is Exhibit A;
                                          ---------

    (vii)   a power of attorney executed by Jewett;

    (viii) a guarantee from D&K with respect to Jewett's obligations under the Purchase Agreement;

    (ix)    an Initial Purchaser Note executed by Seller in favor of Jewett;
and

    (x) such other documents, certificates and information reasonably requested by Administrator.

    SECTION 6.  Representations.  Seller and the Servicer hereby represent
                ---------------
and warrant that, after giving effect to this Amendment (i) the representations and warranties of Seller and Servicer contained in Article VI
                                                                   ----------
of the Receivables Purchase Agreement are true and correct as of the date hereof and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

    SECTION 7.  Miscellaneous.  The Receivables Purchase Agreement as amended
                -------------
hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be a contract made under and governed by the internal laws of the State of New York without regard to any otherwise applicable conflict of law principles thereof. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute together but one and the same agreement. Parent hereby agrees to pay, on demand, all fees and expenses, including legal fees and disbursements, incurred by the Administrator or the Purchaser in connection with this Amendment and the transactions contemplated hereby.



                                    D&K RECEIVABLES CORPORATION

                                    By /s/ Martin D Wilson
                                    Name: Martin D. Wilson
                                    Title: President

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                                    D&K HEALTHCARE RESOURCES, INC.


                                    By:  /s/ Leonard R. Benjamin
                                      Name: Leonard R. Benjamin
                                      Title: Vice President



                                    BLUE KEEL FUNDING, LLC, as Purchaser


                                    By: /s/ Kevin P. Burns
                                      Name: Kevin P. Burns
                                      Title: Vice President


                                    FLEET NATIONAL BANK, as Administrator


                                    By: /s/ Paul Schmieder
                                      Name: Paul Schmieder
                                      Title: Vice President

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